Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Sunrise Holdings Limited (the “Company”) for the year ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and President of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Sunrise Holdings Limited.

Date: December 21, 2012	/s/ Xuguang Sun
Xuguang Sun, Chief Executive Officer and President